UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

Cloud Peak Energy Inc.

Cloud Peak Energy Resources LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34547 333-168639	26-3088162 26-4073917
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 LTIP Award Agreements

On March 11, 2013, the Compensation Committee of the Board of Directors of Cloud Peak Energy Inc. (“Cloud Peak Energy”) approved various forms of equity award agreements ( “Award Agreements”) pursuant to Cloud Peak Energy’s 2009 Long Term Incentive Plan (“LTIP”) and in connection with the 2013 annual LTIP grants to employees. There are three 2013 Award Agreements, for the following types of grants: (1) stock options, (2) performance share units, and (3) restricted stock units.  The Award Agreements are substantively similar to the respective 2012 Award Agreements previously disclosed for Cloud Peak Energy’s 2012 LTIP awards.

The primary modifications to the 2013 Award Agreements were to: (a) provide detail regarding the application of securities laws and stock exchange or market system requirements to the awards, specifically with respect to exercise or settlement and issuance of shares subject to awards; (b) include a confidentiality provision, whereby recipients generally agree to keep information and knowledge relating to their particular Award Agreements confidential, subject to certain exceptions; and (c) update the list of peer companies used to measure total shareholder return performance for the performance share units.

In addition, for the 2013 restricted stock agreements: (i) the awards are structured as units during the vesting period; (ii) the awardee does not have voting rights with respect to the underlying Cloud Peak Energy common stock during the vesting period; (iii) in the event Cloud Peak Energy issues a dividend, the awardee is provided with dividend equivalent rights; and (iv) in the event the awardee’s termination of employment is due to the awardee’s retirement, the award will be deemed to be divided into three separate tranches, with the awardee retaining any tranche that has become nonforteitable, but forfeiting any tranche of the award that has not become nonforfeitable on the date of the awardee’s termination.

The 2013 Award Agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and are incorporated by reference in this Item 5.02(e).  The foregoing summary is qualified in its entirety by the complete terms and conditions of the LTIP and the 2013 and 2012 Award Agreements, as appropriate.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith.

10.1	Form of 2013 Performance Share Unit Award Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.2	Form of 2013 Nonqualified Stock Option Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.3	Form of 2013 Restricted Stock Unit Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: March 11, 2013	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

CLOUD PEAK ENERGY RESOURCES LLC

Date: March 11, 2013	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of 2013 Performance Share Unit Award Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.2	Form of 2013 Nonqualified Stock Option Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan

10.3	Form of 2013 Restricted Stock Unit Agreement under the 2009 Cloud Peak Energy Inc. Long Term Incentive Plan